HIGHLAND FUNDS I

(formerly Pyxis Funds I)

Highland Long/Short Equity Fund

(formerly Pyxis Long/Short Equity Fund)

Highland Long/Short Healthcare Fund

(formerly Pyxis Long/Short Healthcare Fund)

Highland Floating Rate Opportunities Fund

(formerly Pyxis Floating Rate Opportunities Fund)

Supplement dated March 4, 2013 to the Class A, Class B, Class C and Class Z Shares Summary Prospectus, Prospectus and Statement of Additional Information for Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund, each dated November 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and Statements of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectuses and Statements of Additional Information.

CHANGE OF SERVICE PROVIDER

Effective immediately, all references to PO Box 9840, Providence, RI 02940 are deleted in their entirety and are replaced with PO Box 8656, Boston, Massachusetts 02266-8656.

Effective immediately, all references to BNY Mellon Investment Servicing, (US) Inc. are deleted in their entirety and are replaced with Boston Financial Data Services, Inc.

Effective immediately, all references to 4400 Computer Drive, Westborough, MA 01581-1722 are deleted in their entirety and are replaced with 30 Dan Road, Suite #8656, Canton, MA 02021-2809.

Effective immediately, all references to BNY Mellon Investment Servicing, (US) Inc., PO Box 9840, Providence, RI 02940 are deleted in their entirety and are replaced with Boston Financial Data Services, Inc., 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-SUP-3/4/13